UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): December 14, 2017

Aerpio Pharmaceuticals, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-53057	61-1547850
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

9987 Carver Road Cincinnati, OH 45242	45242
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (513) 985-1920

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☑

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☑

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Appointment of New Director

As previously disclosed in the Current Report on Form 8-K filed by Aerpio Pharmaceuticals, Inc. (the “Company”) on October 10, 2017, the Company announced that Stephen Hoffman, M.D., Ph.D. has accepted the appointment as Chief Executive Officer of the Company, effective as of December 1, 2017 (the “Commencement Date”). Subsequently, on December 14, 2017, Dr. Hoffman was elected as a Class I director of the Company, to serve in such capacity until the Company’s 2018 annual meeting of stockholders and until his successor is duly elected and qualified or until his earlier resignation, death or removal. Dr. Hoffman will receive no additional compensation for serving as a director beyond his compensation as the Company’s Chief Executive Officer. There are no arrangements or understandings between Dr. Hoffman and any other person pursuant to which he was appointed as a director of the Company.

Amended and Restated 2017 Employee Stock Purchase Plan

On December 14, 2017, the Board approved the Amended and Restated 2017 Employee Stock Purchase Plan (“ESPP”) which will be included in the Proxy Statement for approval by the Company’s shareholders at the next Annual Meeting of Shareholders. If approved by shareholders, the ESPP reserves for issuance 300,000 shares of the Company’s common stock in the aggregate, plus, on January 1, 2019 and each January 1 thereafter through January 1, 2028, the number of shares of the Company’s common stock reserved and available for issuance under the ESPP shall be cumulatively increased by the least of (i) one percent of the number of shares of the Company’s common stock issued and outstanding on the immediately preceding December 31, (ii) 350,000 shares, or (iii) such lesser number of shares of the Company’s common stock as determined by the Board, in each case subject to adjustment in accordance with the terms of the ESPP.

The foregoing description of the ESPP is qualified in its entirety by reference to the complete text of such agreement, a copy of which is attached as Exhibit 10.1 to this Current Report on Form 8-K.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

10.1	Amended and Restated 2017 Employee Stock Purchase Plan

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AERPIO PHARMACEUTICALS, INC.

Date: December 18, 2017	By:	/s/ Joseph Gardner
Joseph Gardner, President and Founder